UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2012

DEX ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary NC 27513

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (919) 297-1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 1, 2012, certain members of Dex One Corporation’s management team are scheduled to conduct a conference call for the benefit of Dex Media East, Inc., Dex Media West, Inc. and R.H. Donnelley Inc. (collectively, the “Subsidiaries”) Senior Secured Lenders to discuss proposed amendments to the Subsidiaries’ respective credit agreements to, among other things, permit the Subsidiaries to purchase bank debt at below par. A copy of the presentation to be used during that conference call is attached as Exhibit 99.1.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Dex One Corporation Public-Side Lender Presentation Materials dated March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX ONE CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

Date: March 1, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Dex One Corporation Public-Side Lender Presentation Materials dated March 1, 2012.